                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          LASALLE RE HOLDINGS LIMITED
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                          LASALLE RE HOLDINGS LIMITED
                               25 CHURCH STREET
                            HAMILTON HM 12, BERMUDA

                               ----------------

                           SUPPLEMENTAL INFORMATION

                            ANNUAL GENERAL MEETING
                                 TO BE HELD ON
                               FEBRUARY 26, 1998

                               ----------------

  The following information supplements and amends the Notice of Annual General Meeting dated January 6, 1998 and the accompanying Proxy Statement dated January 6, 1998 (the "Proxy Statement") of LaSalle Re Holdings Limited (the "Company") furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be voted at the Annual General Meeting of the Company to be held at the Elbow Beach Hotel, Paget, Bermuda, on Thursday, February 26, 1998 at 9:00 a.m., local time, and at any adjournment or postponement thereof, for the purposes set forth in the Notice, and to transact such other business as may properly come before the Annual General Meeting. This Supplemental Information should be read in conjunction with the Proxy Statement.

ADDITIONAL NOMINEE FOR ELECTION AS DIRECTOR

  During 1997, several directors resigned from the Board of Directors after founding shareholders with whom they were affiliated sold their holdings in the Company. The Proxy Statement provided information about the three director candidates whom the Board of Directors had recommended as of January 6, 1998. Subsequently, the Company was successful in identifying a fourth candidate, and so on February 3, 1998, the Board of Directors adopted the following resolution:

    (1) That Clement S. Dwyer, Jr. be nominated for election as director to serve a three-year term to expire at the Annual General Meeting in 2001 or until his successor shall have been elected and qualified;

    (2) That the Notice of Annual General Meeting dated January 6, 1998 be amended to provide that the Annual General Meeting shall elect one director to hold office until 2000 and three directors to hold office until 2001; and

    (3) That the Proxy Statement dated January 6, 1998 be amended and supplemented to include the Board's recommendation that Clement S. Dwyer, Jr. be elected as director and to provide such information with respect to Mr. Dwyer as may be required pursuant to Regulation 14A under the U.S. Securities Exchange Act of 1934, as amended.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF CLEMENT S. DWYER, JR. AS A DIRECTOR OF THE COMPANY.

  Certain information with respect to Mr. Dwyer is set forth below:

  Clement S. Dwyer, Jr., age 49, has 27 years of experience in the insurance industry, concentrating primarily in worldwide property casualty business and the financing of insurance enterprises. Since 1997, Mr. Dwyer has been Managing Member of URSA Advisors, L.L.C., which provides advisory and capital-raising services to insurance and reinsurance companies. From May to December 1996 he was President and Chief Executive Officer of Signet Star Holdings, Inc., the holding company for the reinsurance subsidiaries of W.R. Berkeley Corp. From 1992 to 1996, he was Executive Vice President and Director of Guy Carpenter & Company, Inc. (a reinsurance broker and a subsidiary of Marsh & McLennan Co. Inc.), by whom he had been employed in various executive capacities since 1970.

  Mr. Dwyer is the beneficial owner of 2,150 of the Company's Common Shares. He has sole voting and investment power with respect to these shares, which represent less than 1% of the Company's outstanding Common Shares as of February 5, 1998.

  PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED AMENDED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

  IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE PROXY STATEMENT. IF YOU HAVE ALREADY MAILED THE PROXY THAT YOU RECEIVED WITH THE PROXY STATEMENT AND RETURN THE ACCOMPANYING AMENDED PROXY, THE AMENDED PROXY WILL AUTOMATICALLY SUPERSEDE THE PRIOR PROXY. IF YOU HAVE MAILED THE PRIOR PROXY AND DO NOT RETURN THE AMENDED PROXY, YOUR PRIOR PROXY CANNOT BE VOTED FOR THE ELECTION OF CLEMENT S. DWYER, JR. AS A DIRECTOR OF THE COMPANY.

  FOR FURTHER INFORMATION CONCERNING THE CANDIDATES OTHER THAN MR. DWYER WHO HAVE BEEN NOMINATED AS DIRECTORS, THE PROPOSED AMENDMENTS TO THE COMPANY'S BYE-LAWS, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE PROXY STATEMENT.

                                          By Order of the Board of Directors,

                                          Victor H. Blake, O.B.E.
                                          Chairman, Chief Executive Officer
                                           and President

February 5, 1998

 PLEASE VOTE, DATE AND SIGN THE ENCLOSED AMENDED PROXY AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

PROXY

    AMENDED PROXY RELATING TO SUPPLEMENTAL INFORMATION DATED FEBRUARY 1998

                          LASALLE RE HOLDINGS LIMITED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby constitutes and appoints Andrew Cook and T.W. Tucker Hall, or either of them, proxies with full power of substitution and each of them is hereby authorized to represent the undersigned and to vote all shares of the Company held by the undersigned at the Annual General Meeting of shareholders to be held at the Elbow Beach Hotel, Paget, Bermuda on February 26, 1998 at 9:00 a.m. local time, or at any adjournment or postponement thereof, on the matters set forth below in accordance with any directions given by the undersigned and, in their discretion, on all other matters that may properly come before the Annual General Meeting.

(1)  TO ELECT DIRECTORS:
     Tim I. Madden             (to hold office until 2000)
     Clement S. Dwyer, Jr.     (to hold office until 2001)
     Donald P. Koziol, Jr.     (to hold office until 2001)
     Peter J. Rackley          (to hold office until 2001)

(2) TO APPOINT KPMG Peat Marwick as the Company's independent auditors for 1998, and authorize the Board of Directors to set the fees for the independent auditors.

(3) TO APPROVE amendments to the Company's Bye-laws as set forth in the Company's Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


                                                                     SEE REVERSE
                                                                        SIDE

[X]  Please mark your votes as in this example.                             6820


     This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

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      The Board of Directors recommends a vote FOR proposals 1, 2 and 3.
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1.   Election of Directors. (see reverse)

          FOR                WITHHELD
          [_]                  [_]

For, except vote withheld from the following nominee(s):

--------------------------------------------------------

2. TO APPOINT KPMG Peat Marwick as the Company's independent auditors for 1998, and authorize the Board of Directors to set the fees for the independent auditors.

          FOR                AGAINST          ABSTAIN
          [_]                  [_]              [_]

3. To APPROVE amendments to the Company's Bye-laws as set forth in the Proxy Statement.

          FOR                AGAINST          ABSTAIN
          [_]                  [_]              [_]

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                                  Please sign below exactly as name(s) appears
                                  hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


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                                  SIGNATURE(S)                   DATE

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